AXP(R) New
                                                                      Dimensions
                                                                         Fund(R)
                                                              2001 ANNUAL REPORT
                                                           (PROSPECTUS ENCLOSED)

American
  Express(R)
Funds

(icon of) ruler

AXP New Dimensions Fund seeks to provide shareholders with long-term growth of capital.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

Fast-track Stocks

Rising corporate profits and rising stock prices often go hand in hand. These "growth stocks," particularly the ones representing large companies, are what AXP New Dimensions Fund focuses on. The key for the Fund is to identify which companies not only have a record of strong profit growth, but which ones also have the potential to maintain it thanks to skillful management, marketing innovations and/or technological advances.


Table of Contents

2001 ANNUAL REPORT
The purpose of this annual report is to tell investors how the Fund performed.

From the Chairman                        3

From the Portfolio Managers              3

Fund Facts                               5

The 10 Largest Holdings                  6

Making the Most of the Fund              7

The Fund's Long-term Performance         8

Board Members and Officers              10

Independent Auditors' Report
   (Fund)                               12

Financial Statements (Fund)             13

Notes to Financial Statements (Fund)    16

Independent Auditors' Report
   (Portfolio)                          23

Financial Statements (Portfolio)        24

Notes to Financial Statements
   (Portfolio)                          26

Investments in Securities               30

Federal Income Tax Information          34

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2   AXP NEW DIMENSIONS FUND -- ANNUAL REPORT

(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman

First, I want to thank you for being a shareholder in American Express funds. While we strongly believe in the virtues of investment, we also are very sensitive to the fluctuations of the financial markets. That is why we want to re-emphasize the importance of making certain that you frequently review your investments and regularly meet with your financial advisor. By doing so, you can take advantage of shifts in the markets to position your portfolio relative to expected market volatility and, possibly, achieve better overall performance.

Second, I strongly advise that you keep a focus on the long-term. Reviewing past performance is helpful, but it should not be viewed as a leading indicator of the future. One constant is the necessity to have a financial plan based on appropriate asset allocation. Make sure that the plan provides what you need and expect.


Our job, as a Board, is to monitor and confirm that the Fund complies with its investment objective and that its management style stays on target. We want the Fund to be able to deliver to you, the shareholder, the type of performance you expect and the best results that can be obtained. Toward that end, American Express has made significant changes in its investment management capability, and will continue to make changes as it strives to provide a consistent standard of excellence.


On behalf of the Board,

Arne H. Carlson


(picture of) Gordon M. Fines
Gordon M. Fines
Senior portfolio manager


From the Portfolio Managers

The past 12 months was a difficult period for most large-capitalization growth stocks, as concerns about the economy and corporate profits weighed on share prices. The result for AXP New Dimensions Fund Class A shares was a loss of 21.10% (excluding the sales charge) during its fiscal year -- August 2000 through July 2001.

The period began well enough, as the Fund took advantage of a surging stock market to record a strong gain in August 2000. But as summer changed to fall, investor psychology changed as well. Suddenly, the focus was on a host of negatives, including a slowing economy, slumping corporate profits and the possibility that companies would sharply reduce their capital spending.

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3   AXP NEW DIMENSIONS FUND -- ANNUAL REPORT

(picture of) Doug Guffy
Doug Guffy
Portfolio manager*

(picture of) Anne Obermeyer
Anne Obermeyer
Portfolio manager*


NASDAQ NOSEDIVE
As the concerns increased, so did the selling pressure on the stock market. Most affected was the Nasdaq Composite, a group of stocks that includes many of the leading U.S. technology names. Illustrating the magnitude of the downturn, the Nasdaq fell by nearly 40% from September through November, with Fund holdings such as EMC, Cisco Systems, Microsoft, Intel and Texas Instruments among the more prominent ones suffering declines.

After struggling through the winter, the stock market and the Fund got back on the positive track in the spring when another in a series of cuts in short-term interest by the Federal Reserve injected some much-needed optimism. But the rally fizzled over the summer, as weak economic and profit reports again dominated the investment environment.

While the downturn in the technology sector clearly took a toll on Fund performance, we lessened the effect by reducing tech holdings and putting more emphasis on other sectors such as retailing, media/entertainment, energy, financial services, consumer staples and health care.


Looking ahead to the new fiscal year, we think it may take until the fourth quarter of 2001 or even early 2002 before the economy picks up and the stock market is able to mount any sustained advance. In the meantime, the volatility that has characterized the market in the past year is likely to continue. Our plan is to keep the Fund's investments well diversified by industry, focusing, as always, on those that offer the greatest long-term growth potential.

Gordon M. Fines

Doug Guffy


Anne Obermeyer

* Doug Guffy and Anne Obermeyer assist with the management of the Fund.


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4   AXP NEW DIMENSIONS FUND -- ANNUAL REPORT

Fund Facts

Class A -- 12-month performance
(All figures per share)

Net asset value (NAV)
July 31, 2001                                               $25.43
July 31, 2000                                               $36.26
Decrease                                                    $10.83

Distributions -- Aug. 1, 2000 - July 31, 2001
From income                                                 $ 0.02
From long-term capital gains                                $ 3.46
Total distributions                                         $ 3.48
Total return*                                              -21.10%

Class B -- 12-month performance
(All figures per share)

Net asset value (NAV)
July 31, 2001                                               $24.44
July 31, 2000                                               $35.22
Decrease                                                    $10.78

Distributions -- Aug. 1, 2000 - July 31, 2001
From income                                                 $   --
From long-term capital gains                                $ 3.46
Total distributions                                         $ 3.46
Total return*                                              -21.69%

Class C -- 12-month performance
(All figures per share)

Net asset value (NAV)
July 31, 2001                                               $24.42
July 31, 2000                                               $35.23
Decrease                                                    $10.81

Distributions -- Aug. 1, 2000 - July 31, 2001
From income                                                 $ 0.03
From long-term capital gains                                $ 3.46
Total distributions                                         $ 3.49
Total return*                                              -21.70%

Class Y -- 12-month performance
(All figures per share)

Net asset value (NAV)
July 31, 2001                                               $25.51
July 31, 2000                                               $36.33
Decrease                                                    $10.82

Distributions -- Aug. 1, 2000 - July 31, 2001
From income                                                 $ 0.05
From long-tem capital gains                                 $ 3.46
Total distributions                                         $ 3.51
Total return*                                              -20.97%

* The total return is a hypothetical investment in the Fund with all distributions reinvested. Returns do not include sales load. The prospectus discusses the effect of sales charges, if any, on the various classes.

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5   AXP NEW DIMENSIONS FUND -- ANNUAL REPORT

The 10 Largest Holdings

                                 Percent                        Value
                             (of net assets)            (as of July 31, 2001)
Citigroup                         4.82%                     $1,144,788,000
Exxon Mobil                       4.57                       1,085,760,000
General Electric                  3.67                         870,000,000
Microsoft                         3.49                         827,375,000
Intl Business Machines            2.66                         631,260,000
Pfizer                            2.64                         626,544,000
Wal-Mart Stores                   2.52                         598,130,000
Viacom Cl B                       2.52                         597,600,000
American Intl Group               2.49                         591,075,000
AOL Time Warner                   2.39                         568,125,000

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(picture of) pie chart

The 10 holdings listed here
make up 31.77% of net assets

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6   AXP NEW DIMENSIONS FUND -- ANNUAL REPORT

Making the Most of the Fund

BUILD YOUR ASSETS SYSTEMATICALLY
One of the best ways to invest in the Fund is by dollar-cost averaging -- a time-tested strategy that can make market fluctuations work for you. To dollar-cost average, simply invest a fixed amount of money regularly. You'll automatically buy more shares when the Fund's share price is low, fewer shares when it is high. The chart below shows how dollar-cost averaging works. In these three hypothetical scenarios, you will see six months of share price fluctuations.

This strategy does not ensure a profit or avoid a loss if the market declines. But, if you can continue to invest regularly through changing market conditions even when the price of your shares falls or the market declines, it can be an effective way to accumulate shares to meet your long-term goals.

                        How dollar-cost averaging works

       Jan  Feb  Mar  Apr  May  Jun
$15                   $16  $18  $20
$10    $10  $12  $14
$ 5

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      42.25                    $15                    $14.20
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10                      $10
$ 5         $8   $5   $5   $8

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      85.0                     $7.66                  $7.05
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10
$ 5         $8   $6   $4   $4   $7

Accumulated shares*       Average market           Your average
                          price per share          cost per share

     103.5                    $6.50                    $5.80
-------------------------------------------------------------------------------
                 $100 invested per month. Total invested: $600.

* Shares purchased is determined by dividing the amount invested per month by the current share price.


THREE WAYS TO BENEFIT FROM A MUTUAL FUND:

o  your shares increase in value when the Fund's investments do well
o you receive capital gains when the gains on investments sold by the Fund exceed losses
o you receive income when the Fund's stock dividends, interest and short-term gains exceed its expenses.

All three make up your total return. You potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the Fund or another fund.

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7   AXP NEW DIMENSIONS FUND -- ANNUAL REPORT

The Fund's Long-term Performance

                Value of your $10,000 in AXP New Dimensions Fund
(line chart)
$60,000

$50,000                                             Russell 1000(R) Growth Index

$40,000                                                                 $37, 300
                                                                         AXP New
$30,000                                         Lipper Large-Cap      Dimensions
                                                    Growth Index    Fund Class A
$20,000
                                S&P 500 Index
   $9,425
'91     '92     '93    '94      '95     '96     '97    '98    '99    '00     '01

Average Annual Total Returns (as of July 31, 2001)

                    1 year        5 years        10 years      Since inception

Class A             -25.64%       +12.93%         +14.07%              N/A
Class B             -24.47%       +13.29%            N/A           +15.69%*
Class C             -22.39%          N/A             N/A           -20.60%**
Class Y             -20.97%       +14.42%            N/A           +16.73%*

 * Inception date was March 20, 1995.
** Inception date was June 26, 2000.

Assumes: Holding period from 8/1/91 to 7/31/01. Returns do not reflect taxes payable on distributions. Reinvestment of all income and capital gain distributions for the Fund has a value of $17,669. Also see "Past Performance" in the Fund's current prospectus.


On the graph above you can see how the Fund's total return compared to three widely cited performance indexes, the Standard &Poor's 500 Index (S&P 500 Index), the Russell 1000(R) Growth Index and the Lipper Large-Cap Growth Index. In comparing AXP New Dimensions Fund (Class A) to the three indexes, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indexes.

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Average annual total return figures reflect the impact of the maximum applicable sales charge. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

S&P 500 Index, an unmanaged list of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 companies may be generally larger than those in which the Fund invests.


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8   AXP NEW DIMENSIONS FUND -- ANNUAL REPORT

The Russell 1000(R) Growth Index, an unmanaged index, measures the performance of those companies among the 1,000 largest companies included in the Russell 3000(R) Index with higher price-to-book ratios and higher forecasted growth values.

Lipper Large-Cap Growth Index, an unmanaged index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.


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9   AXP NEW DIMENSIONS FUND -- ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 68 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age              Position held with        Principal occupations during       Other directorships
                                Registrant and length     past five years
                                of service
------------------------------- ------------------------- ---------------------------------- -----------------------------
H. Brewster Atwater, Jr.        Board member since 1996   Retired chair and chief            Merck & Co., Inc.
4900 IDS Tower                                            executive officer, General         (pharmaceuticals)
Minneapolis, MN 55402                                     Mills, Inc.  (consumer foods)
Born in 1931
------------------------------- ------------------------- ---------------------------------- -----------------------------
Arne H. Carlson                 Chair of the Board        Chair, Board Services
901 S. Marquette Ave.           since 1999                Corporation (provides
Minneapolis, MN 55402                                     administrative  services to
Born in 1934                                              boards)
                                                          Former Governor of Minnesota
------------------------------- ------------------------- ---------------------------------- -----------------------------
Lynne V. Cheney                 Board member since 1994   Distinguished Fellow, AEI          The Reader's Digest
American Enterprise Institute                                                                Association Inc.
for Public Policy Research
(AEI)
1150 17th St., N.W.
Washington, D.C. 20036
Born in 1941
------------------------------- ------------------------- ---------------------------------- -----------------------------

Livio D. DeSimone               Board member since 2001   Retired chair of the board and     Cargill, Incorporated
30 Seventh Street East                                    chief executive officer,           (commodity merchants and
Suite 3050                                                Minnesota Mining and               processors), Target
St. Paul,  MN 55101-4901                                  Manufacturing (3M)                 Corporation (department
Born in 1936                                                                                 stores), General Mills,
                                                                                             Inc. (consumer foods),
                                                                                             Vulcan Materials Company
                                                                                             (construction
                                                                                             materials/chemicals) and
                                                                                             Milliken & Company
                                                                                             (textiles and chemicals)

------------------------------- ------------------------- ---------------------------------- -----------------------------
Ira D. Hall                     Board member since 2001   Treasurer, Texaco Inc. since
Texaco, Inc.                                              1998. Prior to that, director,
2000 Westchester Avenue                                   International Operations IBM
White Plains, NY 10650                                    Corp.
Born in 1944
------------------------------- ------------------------- ---------------------------------- -----------------------------
Heinz F. Hutter                 Board member since 1994   Retired president and chief
P.O. Box 2187                                             operating officer, Cargill,
Minneapolis, MN 55402                                     Incorporated (commodity
Born in 1929                                              merchants and processors)
------------------------------- ------------------------- ---------------------------------- -----------------------------

Anne P. Jones                   Board member since 1985   Attorney and consultant            Motorola, Inc. (electronics)
5716 Bent Branch Rd.
Bethesda, MD 20816
Born in 1935

------------------------------- ------------------------- ---------------------------------- -----------------------------
William R. Pearce               Board member since 1980   RII Weyerhaeuser World
2050 One Financial Plaza                                  Timberfund, L.P. (develops
Minneapolis, MN 55402                                     timber resources) - management
Born in 1927                                              committee; Former chair,
                                                          American Express Funds
------------------------------- ------------------------- ---------------------------------- -----------------------------


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10 AXP NEW DIMENSIONS FUND -- ANNUAL REPORT

Independent Board Members

Name, address, age           Position held    Principal occupations  during past       Other directorships
                             with             five years
                             Registrant and
                             length of
                             service
---------------------------- ---------------- ---------------------------------------- ----------------------------------------
Alan K. Simpson              Board member     Former three-term United States          Biogen, Inc. (bio-pharmaceuticals)
1201 Sunshine Ave.           since 1997       Senator for Wyoming
Cody, WY 82414
Born in 1931
---------------------------- ---------------- ---------------------------------------- ----------------------------------------

C. Angus Wurtele Suite       Board member     Retired chair of the board and chief     Bemis Corporation (packaging)
4900 IDS Tower               since 1994       executive officer,  The Valspar
Minneapolis, MN 55402                         Corporation
Born in 1934

---------------------------- ---------------- ---------------------------------------- ----------------------------------------

Board Members Affiliated with American Express Financial Corporation (AEFC)

Name, address, age           Position held    Principal occupations  during past       Other directorships
                             with             five years
                             Registrant and
                             length of
                             service
---------------------------- ---------------- ---------------------------------------- ----------------------------------------

David R. Hubers              Board member     Retired chief executive officer and      Chronimed Inc. (specialty
50643 AXP Financial Center   since 1993       director of AEFC                         pharmaceutical distribution) RTW Inc.
Minneapolis, MN 55474                                                                  (manages workers  compensation
Born in 1943                                                                           programs) Lawson Software, Inc.
                                                                                       (technology based business
                                                                                       applications)

---------------------------- ---------------- ---------------------------------------- ----------------------------------------
John R. Thomas               Board member     Senior vice president - information
50652 AXP Financial Center   since 1987,      and technology of AEFC
Minneapolis, MN 55474        president
Born in 1937                 since 1997
---------------------------- ---------------- ---------------------------------------- ----------------------------------------

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Thomas, who is president, the Fund's other officers are:

Other Officers

Name, address, age           Position held    Principal occupations  during past       Other directorships
                             with             five years
                             Registrant and
                             length of
                             service
---------------------------- ---------------- ---------------------------------------- ----------------------------------------
John M. Knight               Treasurer        Vice president -  investment
50005 AXP Financial Center   since 1999       accounting of AEFC
Minneapolis, MN 55474
Born in 1952
---------------------------- ---------------- ---------------------------------------- ----------------------------------------
Leslie L. Ogg                Vice             President of Board Services
901 S. Marquette Ave.        president,       Corporation
Minneapolis, MN 55402        general
Born in 1938                 counsel and
                             secretary
                             since 1978
---------------------------- ---------------- ---------------------------------------- ----------------------------------------
Frederick C. Quirsfeld       Vice president   Senior vice president -  fixed income
53609 AXP Financial Center   since 1998       of AEFC
Minneapolis, MN 55474
Born in 1947
---------------------------- ---------------- ---------------------------------------- ----------------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

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11   AXP NEW DIMENSIONS FUND -- ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP NEW DIMENSIONS FUND, INC.
We have audited the accompanying statement of assets and liabilities of AXP New Dimensions Fund (a series of AXP New Dimensions Fund, Inc.) as of July 31, 2001, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended July 31, 2001, and the financial highlights for each of the years in the five-year period ended July 31, 2001. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP New Dimensions Fund as of July 31, 2001, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

September 7, 2001

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12   AXP NEW DIMENSIONS FUND -- ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP New Dimensions Fund

July 31, 2001
Assets
Investment in Growth Trends Portfolio (Note 1)                                             $23,734,567,219

Capital shares receivable                                                                          433,775
                                                                                                   -------
Total assets                                                                                23,735,000,994
                                                                                            ==============

Liabilities
Capital shares payable                                                                              10,507
Accrued distribution fee                                                                           236,316
Accrued service fee                                                                                 12,753
Accrued transfer agency fee                                                                         87,353
Accrued administrative services fee                                                                 19,477

Other accrued expenses                                                                           1,232,974
                                                                                                 ---------
Total liabilities                                                                                1,599,380
                                                                                                 ---------

Net assets applicable to outstanding capital stock                                         $23,733,401,614
                                                                                           ===============

Represented by
Capital stock -- $.01 par value (Note 1)                                                   $     9,409,235

Additional paid-in capital                                                                  19,378,542,007
Accumulated net realized gain (loss) (Note 7)                                                 (666,170,554)

Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                        5,011,620,926
                                                                                             -------------
Total -- representing net assets applicable to outstanding capital stock                   $23,733,401,614
                                                                                           ===============
Net assets applicable to outstanding shares:              Class A                          $13,857,101,781
                                                          Class B                          $ 5,169,173,483
                                                          Class C                          $    29,987,597
                                                          Class Y                          $ 4,677,138,753
Net asset value per share of outstanding capital stock:   Class A shares     544,887,732   $         25.43
                                                          Class B shares     211,474,077   $         24.44
                                                          Class C shares       1,227,830   $         24.42
                                                          Class Y shares     183,333,875   $         25.51
                                                                             -----------   ---------------

See accompanying notes to financial statements.

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13   AXP NEW DIMENSIONS FUND -- ANNUAL REPORT

Statement of operations
AXP New Dimensions Fund

Year ended July 31, 2001
Investment income
Income:
Dividends                                                                                  $   194,670,089
Interest                                                                                       105,356,633
     Less foreign taxes withheld                                                                  (339,193)
                                                                                                  --------
Total income                                                                                   299,687,529
                                                                                               -----------
Expenses (Note 2):
Expenses allocated from Growth Trends Portfolio                                                158,686,667
Distribution fee
     Class A                                                                                    39,256,313
     Class B                                                                                    57,562,294
     Class C                                                                                       173,096
Transfer agency fee                                                                             28,291,015
Incremental transfer agency fee
     Class A                                                                                     1,695,181
     Class B                                                                                     1,412,207
     Class C                                                                                         8,311
Service fee -- Class Y                                                                           5,501,233
Administrative services fees and expenses                                                        7,911,702
Compensation of board members                                                                       39,650
Registration fees                                                                                1,244,065
Printing and postage                                                                             2,695,541
Audit fees                                                                                          11,500
Other                                                                                              205,523
                                                                                                   -------
Total expenses                                                                                 304,694,298
     Earnings credits on cash balances (Note 2)                                                 (1,208,807)
                                                                                                ----------
Total net expenses                                                                             303,485,491
                                                                                               -----------

Investment income (loss) -- net                                                                 (3,797,962)
                                                                                                ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
     Security transactions                                                                    (399,147,978)
     Options contracts written                                                                   2,382,301
                                                                                                 ---------
Net realized gain (loss) on investments                                                       (396,765,677)
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                     (6,106,468,726)
                                                                                            --------------
Net gain (loss) on investments and foreign currencies                                       (6,503,234,403)
                                                                                            --------------
Net increase (decrease) in net assets resulting from operations                            $(6,507,032,365)
                                                                                           ===============

See accompanying notes to financial statements.

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14   AXP NEW DIMENSIONS FUND -- ANNUAL REPORT

Statements of changes in net assets
AXP New Dimensions Fund

Year ended July 31,                                                            2001              2000
Operations and distributions
Investment income (loss) -- net                                          $    (3,797,962)  $    22,358,573
Net realized gain (loss) on investments                                     (396,765,677)    3,081,372,616
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies   (6,106,468,726)    2,332,675,599
                                                                          --------------     -------------
Net increase (decrease) in net assets resulting from operations           (6,507,032,365)    5,436,406,788
                                                                          --------------     -------------
Distributions to shareholders from:
     Net investment income

         Class A                                                              (4,684,288)      (26,128,388)
         Class B                                                                      --           (50,708)
         Class C                                                                  (5,049)               --
         Class Y                                                              (3,219,986)      (15,301,634)
     Excess distribution of net investment income
         Class A                                                              (8,000,002)               --
         Class C                                                                  (8,099)               --
         Class Y                                                              (5,165,393)               --

     Net realized gain
         Class A                                                          (1,695,350,636)     (916,264,494)

         Class B                                                            (639,365,263)     (304,244,551)

         Class C                                                              (1,669,548)               --
         Class Y                                                            (608,065,587)     (339,490,042)
                                                                            ------------      ------------
Total distributions                                                       (2,965,533,851)   (1,601,479,817)
                                                                          --------------    --------------

Capital share transactions (Note 3)
Proceeds from sales
     Class A shares (Notes 2 and 5)                                        2,799,675,984     3,995,523,644
     Class B shares                                                        1,084,304,631     1,811,114,875
     Class C shares                                                           35,033,595         2,479,809
     Class Y shares                                                        1,444,980,459     1,945,177,559
Reinvestment of distributions at net asset value
     Class A shares                                                        1,663,355,392       881,411,576
     Class B shares                                                          634,330,120       302,320,816
     Class C shares                                                            1,680,968                --
     Class Y shares                                                          616,450,966       354,791,675
Payments for redemptions
     Class A shares                                                       (2,919,560,087)   (2,938,028,182)
     Class B shares (Note 2)                                                (738,588,995)     (618,330,446)
     Class C shares (Note 2)                                                  (3,045,672)           (8,844)
     Class Y shares                                                       (1,772,093,982)   (2,363,420,039)
                                                                          --------------    --------------
Increase (decrease) in net assets from capital share transactions          2,846,523,379     3,373,032,443
                                                                           -------------     -------------
Total increase (decrease) in net assets                                   (6,626,042,837)    7,207,959,414
Net assets at beginning of year                                           30,359,444,451    23,151,485,037
                                                                          --------------    --------------
Net assets at end of year                                                $23,733,401,614   $30,359,444,451
                                                                         ===============   ===============

Undistributed net investment income                                         $         --   $     8,095,799
                                                                          --------------    --------------


See accompanying notes to financial statements.

--------------------------------------------------------------------------------

15   AXP NEW DIMENSIONS FUND -- ANNUAL REPORT

Notes to Financial Statements
AXP New Dimensions Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP New Dimensions Fund, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP New Dimensions Fund, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

Class C shares of the Fund were offered to the public on June 26, 2000. Prior to this date, American Express Financial Corporation (AEFC) purchased 55 shares of capital stock at $36.36 per share, which represented the initial capital in Class C.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o  Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The level of distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Growth Trends Portfolio
The Fund invests all of its assets in the Growth Trends Portfolio (the Portfolio), a series of Growth Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in common stocks of companies showing potential for significant growth and operating in areas where economic or technological changes are occurring.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of July 31, 2001, was 99.99%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

--------------------------------------------------------------------------------

16   AXP NEW DIMENSIONS FUND -- ANNUAL REPORT

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.


On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $16,784,980 and accumulated net realized loss has been increased by $10,781,471 resulting in a net reclassification adjustment to decrease paid-in capital by $6,003,509.


Dividends to shareholders
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

2. EXPENSES AND SALES CHARGES
In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.00
o  Class B $20.00
o  Class C $19.50
o  Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

--------------------------------------------------------------------------------

17   AXP NEW DIMENSIONS FUND -- ANNUAL REPORT

Sales charges received by the Distributor for distributing Fund shares were $32,543,994 for Class A, $4,567,612 for Class B and $10,823 for Class C for the year ended July 31, 2001.

During the year ended July 31, 2001, the Fund's transfer agency fees were reduced by $1,208,807 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the years indicated are as follows:

                                                      Year ended July 31, 2001
                                        Class A      Class B       Class C     Class Y
Sold                                   93,773,746   37,048,347   1,209,696   47,427,537
Issued for reinvested distributions    59,624,370   23,558,366      62,467   22,063,387
Redeemed                              (98,821,564) (26,640,422)   (112,649) (60,345,820)
                                      -----------  -----------    --------  -----------
Net increase (decrease)                54,576,552   33,966,291   1,159,514    9,145,104
                                       ----------   ----------   ---------    ---------

                                                      Year ended July 31, 2000
                                        Class A      Class B      Class C*     Class Y
Sold                                  114,459,462   53,344,051      68,563   55,613,142
Issued for reinvested distributions    24,952,705    8,773,389          --   10,042,221
Redeemed                              (83,901,714) (17,881,413)       (247) (67,928,524)
                                      -----------  -----------        ----  -----------
Net increase (decrease)                55,510,453   44,236,027      68,316   (2,273,161)
                                       ----------   ----------      ------   ----------

*  Inception date was June 26, 2000.

4. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the year ended July 31, 2001.

--------------------------------------------------------------------------------

18   AXP NEW DIMENSIONS FUND -- ANNUAL REPORT

5. FUND MERGER

As of the close of business on July 14, 2000, AXP New Dimensions Fund acquired the assets and assumed the identified liabilities of Strategist Growth Trends Fund.


The aggregate net assets of AXP New Dimensions Fund immediately before the acquisition were $31,912,587,006.

The merger was accomplished by a tax-free exchange of 845,723 shares of Strategist Growth Trends Fund valued at $30,939,754.

In exchange for the Strategist Growth Trends Fund shares and net assets, AXP New Dimensions Fund issued the following number of shares:

                                             Shares         Net assets
Class A                                     809,645         $30,939,754

Strategist Growth Trends Fund's net assets at that date consisted of capital stock of $15,851,698 and unrealized appreciation of $15,088,056.

6. NEW ACCOUNTING PRONOUNCEMENT
In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after Dec. 15, 2000. Adopting the revised Guide is not expected to have a significant impact on the Fund's financial position, results of operations or changes in its net assets.


7. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, the Fund had a capital loss carry-over of $628,241,291 as of July 31, 2001, that will expire in 2010 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.


--------------------------------------------------------------------------------

19   AXP NEW DIMENSIONS FUND -- ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                             2001         2000         1999         1998          1997
Net asset value, beginning of period                    $36.26       $31.21       $27.59       $25.69        $18.54
                                                        ------       ------       ------       ------        ------
Income from investment operations:
Net investment income (loss)                               .02          .02          .06          .13           .15
Net gains (losses) (both realized and unrealized)        (7.37)        7.14         5.31         3.67          7.80
                                                         -----         ----         ----         ----          ----
Total from investment operations                         (7.35)        7.16         5.37         3.80          7.95
                                                         -----         ----         ----         ----          ----
Less distributions:

Dividends from net investment income                      (.01)        (.05)        (.06)        (.17)         (.13)
Excess distributions from net investment income           (.01)          --           --           --            --

Distributions from realized gains                        (3.46)       (2.06)       (1.69)       (1.73)         (.67)
                                                         -----        -----        -----        -----          ----
Total distributions                                      (3.48)       (2.11)       (1.75)       (1.90)         (.80)
                                                         -----        -----        -----        -----          ----
Net asset value, end of period                          $25.43       $36.26       $31.21       $27.59        $25.69
                                                        ------       ------       ------       ------        ------

Ratios/supplemental data
Net assets, end of period (in millions)                $13,857      $17,777      $13,568      $10,559        $8,663
                                                       -------      -------      -------      -------        ------
Ratio of expenses to average daily net assets(c)         1.00%         .90%         .86%         .82%          .91%
                                                         ----          ---          ---          ---           ---
Ratio of net investment income
     (loss) to average daily net assets                   .12%         .19%         .24%         .55%          .73%
                                                          ---          ---          ---          ---           ---
Portfolio turnover rate
     (excluding short-term securities)                     29%          34%          34%          38%           32%
                                                           --           --           --           --            --
Total return(e)                                        (21.10%)      23.16%       20.04%       16.19%        43.81%
                                                       ------        -----        -----        -----         -----

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                             2001         2000         1999         1998          1997
Net asset value, beginning of period                    $35.22       $30.54       $27.19       $25.38        $18.38
                                                        ------       ------       ------       ------        ------
Income from investment operations:
Net investment income (loss)                              (.13)        (.24)        (.10)          --          (.02)
Net gains (losses) (both realized and unrealized)        (7.19)        6.98         5.14         3.57          7.73
                                                         -----         ----         ----         ----          ----
Total from investment operations                         (7.32)        6.74         5.04         3.57          7.71
                                                         -----         ----         ----         ----          ----
Less distributions:
Dividends from net investment income                        --           --           --         (.03)         (.04)
Distributions from realized gains                        (3.46)       (2.06)       (1.69)       (1.73)         (.67)
Total distributions                                      (3.46)       (2.06)       (1.69)       (1.76)         (.71)
                                                         -----        -----        -----        -----          ----
Net asset value, end of period                          $24.44       $35.22       $30.54       $27.19        $25.38
                                                        ------       ------       ------       ------        ------

Ratios/supplemental data
Net assets, end of period (in millions)                 $5,169       $6,252       $4,070       $2,515        $1,552
                                                        ------       ------       ------       ------        ------
Ratio of expenses to average daily net assets(c)         1.76%        1.66%        1.63%        1.58%         1.67%
                                                         ----         ----         ----         ----          ----
Ratio of net investment income (loss)
     to average daily net assets                         (.65%)       (.57%)       (.53%)       (.23%)        (.02%)
                                                         ----         ----         ----         ----          ----
Portfolio turnover rate
     (excluding short-term securities)                     29%          34%          34%          38%           32%
                                                           --           --           --           --            --
Total return(e)                                        (21.69%)      22.20%       19.13%       15.31%        42.72%
                                                       ------        -----        -----        -----         -----

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------

20   AXP NEW DIMENSIONS FUND -- ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                              2001       2000(b)
Net asset value, beginning of period                    $35.23       $35.52
                                                        ------       ------
Income from investment operations:

Net investment income (loss)                              (.13)       (.01)
Net gains (losses) (both realized and unrealized)        (7.19)       (.28)
                                                         -----        ----
Total from investment operations                         (7.32)       (.29)
                                                         -----        ----
Less distributions:
Dividends from net investment income                      (.02)          --
Excess distributions from net investment income           (.01)          --
Distributions from realized gains                        (3.46)          --
                                                         -----         ----
Total distributions                                      (3.49)          --
                                                         -----         ----
Net asset value, end of period                          $24.42       $35.23
                                                        ------       ------

Ratios/supplemental data
Net assets, end of period (in millions)                    $30           $2
                                                           ---           --

Ratio of expenses to average daily net assets(c)         1.76%        1.66%(d)
                                                         ----         ----

Ratio of net investment income (loss)
     to average daily net assets                         (.75%)       (.74%)(d)
                                                         ----         ----
Portfolio turnover rate
     (excluding short-term securities)                     29%          34%
                                                           --           --
Total return(e)                                        (21.70%)       (.82%)
                                                       ------         ----

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                             2001         2000         1999         1998          1997
Net asset value, beginning of period                    $36.33       $31.24       $27.62       $25.72        $18.56
                                                        ------       ------       ------       ------        ------
Income from investment operations:
Net investment income (loss)                               .07          .05          .09          .15           .18
Net gains (losses) (both realized and unrealized)        (7.38)        7.19         5.30         3.68          7.81
                                                        -----          ----         ----         ----          ----
Total from investment operations                         (7.31)        7.24         5.39         3.83          7.99
                                                        -----          ----         ----         ----          ----
Less distributions:

Dividends from net investment income                      (.02)        (.09)        (.08)        (.20)         (.16)
Excess distributions from net investment income           (.03)          --           --           --            --

Distributions from realized gains                        (3.46)       (2.06)       (1.69)       (1.73)         (.67)
                                                         -----        -----        -----        -----          ----
Total distributions                                      (3.51)       (2.15)       (1.77)       (1.93)         (.83)
                                                         -----        -----        -----        -----          ----
Net asset value, end of period                          $25.51       $36.33       $31.24       $27.62        $25.72
                                                        ------       ------       ------       ------        ------

Ratios/supplemental data
Net assets, end of period (in millions)                 $4,677       $6,328       $5,513       $4,575        $3,745
                                                        ------       ------       ------       ------        ------
Ratio of expenses to average daily net assets(c)          .84%         .74%         .77%         .75%          .76%
                                                          ---          ---          ---          ---           ---
Ratio of net investment income (loss)
     to average daily net assets                          .28%         .35%         .33%         .62%          .88%
                                                          ---          ---          ---          ---           ---
Portfolio turnover rate
     (excluding short-term securities)                     29%          34%          34%          38%           32%
                                                           --           --           --           --            --
Total return(e)                                        (20.97%)      23.35%       20.12%       16.28%        44.02%
                                                       ------         -----        -----        -----         -----

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------

21   AXP NEW DIMENSIONS FUND -- ANNUAL REPORT

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)  Adjusted to an annual basis.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

22   AXP NEW DIMENSIONS FUND -- ANNUAL REPORT

Independent Auditors' Report

THE BOARD OF TRUSTEES AND UNITHOLDERS
GROWTH TRUST
We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Growth Trends Portfolio (a series of Growth Trust) as of July 31, 2001, the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended July 31, 2001. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Growth Trends Portfolio as of July 31, 2001, and the results of its operations and the changes in its net assets for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.



KPMG LLP

Minneapolis, Minnesota

September 7, 2001

--------------------------------------------------------------------------------

23   AXP NEW DIMENSIONS FUND -- ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
Growth Trends Portfolio

July 31, 2001
Assets
Investments in securities, at value (Note 1)
     (identified cost $18,786,666,194)                                                     $23,797,642,461
Dividends and accrued interest receivable                                                        9,125,250
Receivable for investment securities sold                                                       15,838,791
                                                                                                ----------
Total assets                                                                                23,822,606,502
                                                                                            --------------
Liabilities
Disbursements in excess of cash on demand deposit                                                1,782,217
Payable for investment securities purchased                                                     47,811,789
Payable upon return of securities loaned (Note 4)                                               37,800,000
Accrued investment management services fee                                                         328,973
Other accrued expenses                                                                             115,210
Options contracts written, at value (premium received $777,500) (Note 5)                           125,000
                                                                                                   -------
Total liabilities                                                                               87,963,189
                                                                                                ----------
Net assets                                                                                 $23,734,643,313
                                                                                           ===============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

24   AXP NEW DIMENSIONS FUND -- ANNUAL REPORT

Statement of operations
Growth Trends Portfolio

Year ended July 31, 2001
Investment income Income:
Dividends                                                                                  $   194,670,705
Interest                                                                                       105,288,218
   Less foreign taxes withheld                                                                    (339,194)
                                                                                                  --------
Total income                                                                                   299,619,729
                                                                                               -----------
Expenses (Note 2):
Investment management services fee                                                             156,837,949
Compensation of board members                                                                       72,675
Custodian fees                                                                                   1,490,800
Audit fees                                                                                          34,500
Other                                                                                              289,689
                                                                                                   -------
Total expenses                                                                                 158,725,613
   Earnings credits on cash balances (Note 2)                                                      (38,445)
                                                                                                   -------
Total net expenses                                                                             158,687,168
                                                                                               -----------
Investment income (loss) -- net                                                                140,932,561
                                                                                               -----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                             (399,176,149)
   Options contracts written (Note 5)                                                            2,382,260
                                                                                                 ---------
Net realized gain (loss) on investments                                                       (396,793,889)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                       (6,106,460,902)
                                                                                            --------------
Net gain (loss) on investments and foreign currencies                                       (6,503,254,791)
                                                                                            --------------
Net increase (decrease) in net assets resulting from operations                            $(6,362,322,230)
                                                                                           ===============

Statements of changes in net assets
Growth Trends Portfolio

Year ended July 31,                                                             2001              2000
Operations
Investment income (loss) -- net                                          $   140,932,561   $   160,182,795
Net realized gain (loss) on investments                                     (396,793,889)    3,084,866,684
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies   (6,106,460,902)    2,336,373,939
                                                                          --------------     -------------
Net increase (decrease) in net assets resulting
     from operations                                                      (6,362,322,230)    5,581,423,418
Net contributions (withdrawals)from partners                                (264,812,846)    1,602,569,804
                                                                            ------------     -------------
Total increase (decrease) in net assets                                   (6,627,135,076)    7,183,993,222
Net assets at beginning of year                                           30,361,778,389    23,177,785,167
                                                                          --------------    --------------
Net assets at end of year                                                $23,734,643,313   $30,361,778,389
                                                                         ===============   ===============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

25   AXP NEW DIMENSIONS FUND -- ANNUAL REPORT

Notes to Financial Statements
Growth Trends Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Growth Trends Portfolio (the Portfolio) is a series of Growth Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Growth Trends Portfolio invests primarily in common stocks of U.S. and foreign companies showing potential for significant growth and operating in areas where economic or technological changes are occurring. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

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26   AXP NEW DIMENSIONS FUND -- ANNUAL REPORT

Futures transactions
To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes
For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

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27   AXP NEW DIMENSIONS FUND -- ANNUAL REPORT

2. FEES AND EXPENSES
The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.6% to 0.48% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP New Dimensions Fund to the Lipper Large-Cap Growth Index. The maximum adjustment is 0.12% of the Portfolio's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment increased the fee by $20,579,095 for the year ended July 31, 2001.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

During the year ended July 31, 2001, the Portfolio's custodian fees were reduced by $38,445 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $9,023,237,203 and $7,447,952,888, respectively, for the year ended July 31, 2001. For the same period, the portfolio turnover rate was 29%. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $1,480,185 for the year ended July 31, 2001.

4. LENDING OF PORTFOLIO SECURITIES

As of July 31, 2001, securities valued at $37,281,000 were on loan to brokers. For collateral, the Portfolio received $37,800,000 in cash. Income from securities lending amounted to $144,850 for the year ended July 31, 2001. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.


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28   AXP NEW DIMENSIONS FUND -- ANNUAL REPORT

5. OPTIONS CONTRACTS WRITTEN
Contracts and premium amounts associated with options contracts written are as follows:

                                         Year ended July 31, 2001
                                    Puts                          Calls
                          Contracts      Premium         Contracts    Premium
Balance July 31, 2000          --      $        --            --    $       --
Opened                      9,150        2,624,654        21,400     2,855,342
Closed                     (7,150)      (1,857,097)       (3,000)     (385,062)
Exercised                      --               --        (6,000)     (930,000)
Expired                    (2,000)        (767,557)       (7,400)     (762,780)
                           ------         --------        ------      --------
Balance July 31, 2001          --      $        --         5,000    $  777,500
                           ------         --------        ------      --------
6. NEW ACCOUNTING PRONOUNCEMENT
In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after Dec. 15, 2000. Adopting the revised Guide is not expected to have a significant impact on the Portfolio's financial position, results of operations or changes in its net assets.

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29   AXP NEW DIMENSIONS FUND -- ANNUAL REPORT

Investments in Securities
Growth Trends Portfolio

July 31, 2001
(Percentages represent value of investments compared to net assets)

Common stocks (95.6%)
Issuer                                Shares                   Value(a)

Aerospace & defense (0.7%)
Boeing                             1,700,000                $99,501,000
United Technologies                1,000,000                 73,400,000
Total                                                       172,901,000

Airlines (1.6%)
Southwest Airlines                18,900,000                378,189,000

Banks and savings & loans (5.6%)
Bank of America                    5,400,000                343,548,000
State Street                       6,300,000                338,751,000
USA Education                      3,500,000                280,385,000
Wells Fargo                        8,000,000                368,480,000
Total                                                     1,331,164,000

Beverages & tobacco (2.0%)
Anheuser-Busch                     2,000,000                 86,620,000
Coca-Cola                          1,800,000                 80,280,000
Philip Morris                      7,000,000                318,500,000
Total                                                       485,400,000

Chemicals (0.8%)
Air Products & Chemicals           2,500,000                102,075,000
Waste Management                   2,500,000                 77,500,000
Total                                                       179,575,000

Communications equipment & services (0.2%)
CIENA                              1,500,000(b)              49,710,000

Computer software & services (3.8%)
Microsoft                         12,500,000(b)             827,375,000
Siebel Systems                     1,000,000(b)              34,460,000
VERITAS Software                   1,000,000(b)              42,410,000
Total                                                       904,245,000

Computers & office equipment (8.6%)
AOL Time Warner                   12,500,000(b)             568,125,000
Automatic Data Processing          7,500,000                382,125,000
Cisco Systems                     17,000,000(b)             326,740,000
EMC                                4,000,000(b)              78,880,000
Hewlett-Packard                    2,365,450                 58,331,997
Intl Business Machines             6,000,000                631,260,000
Total                                                     2,045,461,997

Electronics (5.9%)
Applied Materials                  4,200,000(b)             192,612,000
Intel                             14,000,000                417,340,000
Maxim Integrated Products          5,000,000(b)             230,850,000
Taiwan Semiconductor
     Mfg ADR                       5,200,000(b,c,e)          84,760,000
Texas Instruments                 13,600,000                469,200,000
Total                                                     1,394,762,000

Energy (6.9%)
Chevron                            5,300,000                484,367,000
Exxon Mobil                       26,000,000              1,085,760,000
Murphy Oil                           800,000                 61,240,000
Total                                                     1,631,367,000

Energy equipment & services (1.8%)
Halliburton                        8,000,000                280,080,000
Schlumberger                       2,700,000                145,125,000
Total                                                       425,205,000

Financial services (10.0%)
Citigroup                         22,800,000              1,144,788,000
Fannie Mae                         4,000,000                333,000,000
MBNA                              10,000,000                354,000,000
Morgan Stanley, Dean Witter,
     Discover & Co                 9,000,000                538,380,000
Total                                                     2,370,168,000

Health care (7.2%)
Amgen                              2,500,000(b)             156,775,000
Bristol-Myers Squibb               5,000,000                295,700,000
Genentech                          1,000,000(b)              42,300,000
Johnson & Johnson                  4,600,000                248,860,000
Medtronic                          7,000,000                336,210,000
Pfizer                            15,200,000                626,544,000
Total                                                     1,706,389,000


Health care services (4.6%)
Cardinal Health                    7,200,000                530,136,000
HCA                                8,400,000                385,980,000
UnitedHealth Group                 2,500,000                168,550,000
Total                                                     1,084,666,000


Household products (0.2%)
Colgate-Palmolive                  1,000,000                 54,200,000

Industrial equipment & services (1.7%)
Caterpillar                        3,800,000                209,380,000
Illinois Tool Works                3,000,000                189,000,000
Total                                                       398,380,000

See accompanying notes to investments in securities.

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30   AXP NEW DIMENSIONS FUND -- ANNUAL REPORT

Issuer                                Shares                   Value(a)

Insurance (3.5%)
American Intl Group                7,100,000               $591,075,000
Marsh & McLennan                   2,500,000                251,000,000
Total                                                       842,075,000

Leisure time & entertainment (2.6%)
Mattel                             1,712,250                 30,649,275
Viacom Cl B                       12,000,000(b)             597,600,000
Total                                                       628,249,275

Media (1.8%)
Comcast Special Cl A               3,000,000(b)             114,090,000
Gannett                            3,000,000                201,090,000
USA Networks                       4,400,000(b)             123,244,000
Total                                                       438,424,000

Metals (0.6%)
Alcoa                              3,900,000                152,997,000

Miscellaneous (1.2%)
Nasdaq-100 Shares                  6,800,000(b,e)           283,968,000

Multi-industry conglomerates (8.1%)
Cendant                            4,800,000(b)              97,680,000
General Electric                  20,000,000                870,000,000
Minnesota Mining & Mfg             3,800,000                425,144,000
Robert Half Intl                   3,700,000(b)              96,385,000
Tyco Intl                          8,000,000(c)             425,600,000
Total                                                     1,914,809,000

Restaurants & lodging (1.0%)
Marriott Intl Cl A                 5,200,000                248,300,000


Retail (10.3%)

Best Buy                           1,500,000(b)             100,440,000
Costco Wholesale                   9,000,000(b)             387,450,000
eBay                               1,200,000(b)              75,084,000
Home Depot                         5,000,000                251,850,000
Kohl's                               500,000(b,f)            28,640,000
Safeway                           12,000,000(b)             529,920,000
Target                            10,000,000                387,000,000
Wal-Mart Stores                   10,700,000                598,130,000
Walgreen                           2,400,000                 80,880,000
Total                                                     2,439,394,000

Utilities -- electric (0.9%)
Duke Energy                        5,500,000                212,355,000

Utilities -- gas (2.4%)
El Paso                            6,500,000                336,375,000
Enron                              5,000,000                226,750,000
Total                                                       563,125,000

Utilities -- telephone (1.5%)
Verizon Communications             6,500,000                351,975,000

Total common stocks
(Cost: $17,676,334,214)                                 $22,687,454,272

Short-term securities (4.7%)
Issuer               Annualized            Amount              Value(a)
                  yield on date        payable at
                    of purchase          maturity

U.S. government agencies (0.7%)
Federal Home Loan Bank Disc Nt
     08-01-01             3.83%       $38,600,000           $38,595,710

Federal Home Loan Mtge Corp Disc Nt
     09-11-01             3.64         39,400,000            39,233,597

Federal Natl Mtge Assn Disc Nts
     08-16-01             3.89         39,300,000            39,231,649
     08-30-01             3.77         10,600,000            10,566,152
     09-14-01             3.63         15,400,000            15,325,445
     09-26-01             3.56         25,000,000            24,859,875
Total                                                       167,812,428

Commercial paper (4.0%)

Alabama Power
         08-23-01         3.72         21,500,000(d)         21,449,038

Alpine Securitization
         08-20-01         3.75         25,000,000(d)         24,948,055
         09-21-01         3.70         27,300,000(d)         27,148,905
Amsterdam Funding
         08-10-01         3.82         30,000,000(d)         29,968,165
         08-17-01         3.75         30,000,000(d)         29,947,016
         09-07-01         3.81         27,000,000(d)         26,888,443
Barclays U.S. Funding
         08-13-01         3.73         17,500,000            17,476,491
CAFCO
         09-18-01         3.69         30,000,000(d)         29,846,873
         10-09-01         3.69         25,000,000(d)         24,821,597
Campbell Soup
         10-10-01         3.77         20,400,000(d)         20,252,344
Charta
         08-15-01         3.76         25,000,000(d)         24,960,936
         08-22-01         3.81         28,500,000(d)         28,435,206
         08-29-01         3.91         12,000,000(d)         11,963,556
         09-20-01         3.64         18,600,000(d)         18,503,048
Corporate Receivables
         08-01-01         3.94         30,000,000(d)         29,996,665
         10-19-01         3.66         25,000,000(d)         24,796,111

See accompanying notes to investments in securities.

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31   AXP NEW DIMENSIONS FUND -- ANNUAL REPORT

Issuer               Annualized            Amount              Value(a)
                  yield on date        payable at
                    of purchase          maturity

Commercial paper (cont.)
CXC
         08-08-01         3.94%       $30,000,000(d)        $29,973,932
         09-26-01         3.70         10,000,000(d)          9,941,416
         10-01-01         3.67         30,000,000(d)         29,810,383
         10-11-01         3.70          8,000,000(d)          7,941,280
         10-12-01         3.68         30,000,000(d)         29,776,742
Edison Asset Securitization
         08-09-01         3.62         11,300,000(d)         11,289,773
         08-21-01         3.66         30,000,000(d)         29,936,124
         08-27-01         3.75         25,000,000(d)         24,929,875
         09-05-01         3.69         30,000,000(d)         29,889,599
         09-17-01         3.65         30,000,000(d)         29,854,799
Enterprise Funding
         08-07-01         3.93         10,157,000(d)         10,149,258
         10-12-01         3.68         30,000,000(d)         29,776,742
Falcon Asset
         08-02-01         3.68         30,000,000(d)         29,993,866
Gannett
         08-07-01         3.73          3,200,000(d)          3,197,679
         08-13-01         3.74         27,100,000(d)         27,063,497
Glaxo Wellcome
         10-03-01         3.67          2,500,000(d)          2,483,689
Kimberly-Clark
         10-23-01         3.65         16,600,000(d)         16,457,849
Kitty Hawk Funding
         10-02-01         3.60         16,600,000(d)         16,493,387
Natl Rural Utilities
         08-21-01         3.73          5,000,000             4,989,150
         08-28-01         3.71          4,300,000             4,287,625
Salomon Smith Barney
         08-20-01         3.74          4,300,000             4,291,089
SBC Communications
         08-09-01         3.72         17,100,000(d)         17,084,096
Sheffield Receivables
         08-28-01         3.76         25,000,000(d)         24,927,180
         09-10-01         3.84         12,000,000(d)         11,948,748
UBS Finance (Delaware)
         08-01-01         3.90         24,600,000            24,597,335
         08-06-01         3.94         16,100,000            16,089,454
Variable Funding Capital
         09-12-01         3.67         35,000,000(d)         34,847,407
Verizon Network Funding
         09-24-01         3.64          5,600,000             5,567,574
Windmill Funding
         08-31-01         3.83         25,000,000(d)         24,916,176

Total                                                       933,908,173


Letter of credit (--%)
Bank of America -
AES Shady Point
         09-06-01         3.72          8,500,000             8,467,588

Total short-term securities
(Cost: $1,110,331,980)                                   $1,110,188,189

Total investments in securities
(Cost: $18,786,666,194)(g)                              $23,797,642,461


See accompanying notes to investments in securities.

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32   AXP NEW DIMENSIONS FUND -- ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of July 31, 2001, the value of foreign securities represented 2.15% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) Security is partially or fully on loan. See Note 4 to the financial statements.

(f) At July 31, 2001, securities valued at $28,640,000 were held to cover open call options written as follows (see Note 5 to the financial statements):


                                             Exercise   Expiration
     Issuer                     Contracts      price       date         Value(a)
     Kohl's                       5,000         $65     Aug. 2001       $125,000

(g) At July 31, 2001, the cost of securities for federal income tax purposes was $18,798,552,004 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                           $5,858,464,117
     Unrealized depreciation                             (859,373,660)
                                                         ------------
     Net unrealized appreciation                       $4,999,090,457
                                                       --------------


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33   AXP NEW DIMENSIONS FUND -- ANNUAL REPORT

Federal Income Tax Information
(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP New Dimensions Fund
Fiscal year ended July 31, 2001

Class A

Income distribution taxable as dividend income, none qualifying for deduction by corporations.

Payable date                                             Per share
Dec. 21, 2000                                             $0.02572

Capital gain distribution taxable as long-term capital gain.
Payable date                                             Per share
Dec. 21, 2000                                             $3.45854
Total distributions                                       $3.48426

Class B

Income distribution taxable as dividend income, none qualifying for deduction by corporations.


Capital gain distribution taxable as long-term capital gain.
Payable date                                             Per share
Dec. 21, 2000                                             $3.45854
Total distributions                                       $3.45854

Class C

Income distribution taxable as dividend income, none qualifying for deduction by corporations.

Payable date                                             Per share
Dec. 21, 2000                                             $0.02940

Capital gain distribution taxable as long-term capital gain.
Payable date                                             Per share
Dec. 21, 2000                                             $3.45854
Total distributions                                       $3.48794

Class Y

Income distribution taxable as dividend income, none qualifying for deduction by corporations.

Payable date                                             Per share
Dec. 21, 2000                                             $0.04767

Capital gain distribution taxable as long-term capital gain.
Payable date                                             Per share
Dec. 21, 2000                                             $3.45854
Total distributions                                       $3.50621


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34   AXP NEW DIMENSIONS FUND -- ANNUAL REPORT

AXP New Dimensions Fund                                         PRSRT STD AUTO
70100 AXP Financial Center                                       U.S. POSTAGE
Minneapolis, MN 55474                                                PAID
                                                                   AMERICAN
                                                                    EXPRESS


americanexpress.com

Ticker Symbol
Class A: INNDX    Class B: INDBX
Class C: ANDCX    Class Y: IDNYX

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.



                                                                          (logo)
                                                                        American
                                                                         Express


                                                                 S-6440 U (9/01)